As filed with the Securities and Exchange Commission on October 6, 2000.
                                                 Registration No. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO. 1
                                       to
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                              --------------------

                            The ServiceMaster Company
             (Exact name of registrant as specified in its charter)

              Delaware                                          36-3858106
(State or other jurisdiction of                               I.R.S. Employer
incorporation or organization)                              (Identification No.)


                              One ServiceMaster Way
                       Downers Grove, Illinois 60515-1700
                                 (630) 271-1300
          (Address and telephone number of principal executive offices)

                         ------------------------------

                    ServiceMaster 1998 Equity Incentive Plan
                    ServiceMaster 2000 Equity Incentive Plan
                           (Full titles of the plans)

                                  Jim L. Kaput
                    Senior Vice President and General Counsel
                            The ServiceMaster Company
                              One ServiceMaster Way
                          Downers Grove, Illinois 60515
                                 (630) 271-1300
            (Name, address including zip code, and telephone number,
                   including area code, of agent for service)
--------------------------------------------------------------------------------

     This Amendment No. 1 to the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission (File No. 333-42680) is filed solely to include the signature of the Chief Financial Officer of ServiceMaster.



                                   Signatures

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Downers Grove, State of Illinois on this 6th day of October, 2000.

                                      THE SERVICEMASTER COMPANY


                                      By /s/ Jim L. Kaput
                                         -------------------------------------
                                         Jim L. Kaput
                                         Senior Vice President
                                         and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities indicated signed this Amendment No. 1 to the Form S-8 Registration Statement on October 6, 2000.


             Signature                                        Title
             ---------                                        -----



                      *                          Chairman, Chief Executive
-------------------------------
        C. William Pollard                       Officer and Director



                   /s/                           Executive Vice President and
-------------------------------
         Steven C. Preston                       Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)

                      *                          Senior Chairman and Director
-------------------------------
        Carlos H. Cantu



                      *                          Director
-------------------------------

       Paul W. Berezny, Jr.



                      *                          Director
-------------------------------

        Brian Griffiths



                      *                          Director
-------------------------------

        Sidney E. Harris



                      *                          Director
-------------------------------

        Glenda A. Hatchett



                      *                          Director
-------------------------------

        Herbert P. Hess



                      *                          Director
-------------------------------

        Michele M. Hunt



                      *                          Director
-------------------------------

        Gunther H. Knoedler



                      *                          Director
-------------------------------

        James D. McLennan



                      *                          Director
-------------------------------

        Vincent C. Nelson



                      *                          Director
-------------------------------

        Dallen W. Peterson

                      *                          Director
-------------------------------

        Steven S Reinemund



                      *                          Director
-------------------------------

        Donald G. Soderquist



                      *                          Director
-------------------------------

        Charles W. Stair



                      *                          Director
-------------------------------

        David K. Wessner


* The undersigned, by signing his name hereto, does sign and execute this Amendment to Registration Statement pursuant to the Powers of Attorney executed by certain of the above-named officers and directors of The ServiceMaster Company.


                                             By  /s/ Jim L. Kaput
                                                 -------------------------
                                                 Jim L. Kaput
                                                 Attorney-in-Fact